UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 7, 2004

                               BROOKE CORPORATION
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             (Exact name of registrant as specified in its charter)

          Kansas                      1-31698                  48-1009756
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(State or other jurisdiction        (Commission            (I.R.S. Employer
      of incorporation)             File Number)          Identification No.)

10950 Grandview Dr., Suite 600 Overland Park, Kansas             66210
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    (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code (913) 661-0123


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

PRESS RELEASE. On December 7, 2004, Brooke Corporation (AMEX: BXX) issued a press release announcing selected November 2004 results for its franchise and finance subsidiaries. A copy of the press release is furnished as Exhibit 99.01 to this Form 8-K.

The press release may contain forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainties, and several factors could cause actual results to differ materially from those in the forward-looking statements. The following factors, among others, could cause actual results to differ from those indicated in the forward-looking statements: uncertainties associated with market acceptance of and demand for the Company's products and services, impact of competitive products and pricing, dependence on third-party suppliers and their pricing, ability to meet product demand, exposure to market risks, uncertainties associated with the development of technology, changes in the law and in economic, political and regulatory environments, the dependence on intellectual property rights, and the effectiveness of internal controls. Investors are directed to the Company's most recent annual and quarterly reports, which are available from the Company without charge or at www.sec.gov, for a more complete description of the Company's business.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.01 Press Release dated December 7, 2004 announcing selected subsidiary results for November 2004.

                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date : 12/7/04

BROOKE CORPORATION

/s/ Robert D. Orr
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Robert D. Orr
CEO

Exhibit
99.01      Press Release issued by BROOKE CORPORATION on December 7, 2004.